SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2019

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Series A Convertible Preferred Stock, no par value	USATP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On October 7, 2019, the Board of Directors (the “Board”) of USA Technologies, Inc. (the “Company”), upon the recommendation of the Audit Committee of the Board (the “Audit Committee”), and following discussions with management, determined that the following financial statements previously issued by the Company should no longer be relied upon: (1) the audited consolidated financial statements for the fiscal year ended June 30, 2015; (2) the audited consolidated financial statements for the fiscal year ended June 30, 2016; and (3) the unaudited consolidated financial statements for the fiscal quarters and year-to-date ended September 30, 2016, December 31, 2016, and March 31, 2017. Similarly, related press releases, earnings releases, and investor communications describing the Company’s financial statements for these periods should no longer be relied upon.

The Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Form 10-K”), which has been previously filed on the date hereof, contains restatements of (i) the Company’s selected financial data as of and for the fiscal year ended June 30, 2015 in Item 6 thereof; (ii) the Company’s selected financial data as of and for the fiscal year ended June 30, 2016 contained in Item 6 thereof; and (iii) the Company’s unaudited consolidated financial statements for the fiscal quarters and year-to-date ended September 30, 2016, December 31, 2016, and March 31, 2017, in Note 20, “Unaudited Quarterly Data” of the Notes to Consolidated Financial Statements, located in Item 8 thereof. The Company has not filed and does not intend to file amendments to any of its previously filed Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q for the periods affected by the foregoing restatements of its consolidated financial statements.

The determination of the Board to restate the above-referenced financial statements was based upon significant financial reporting issues which were identified during the audit process and which were not related to the previously completed Audit Committee internal investigation. These financial reporting issues resulted in further adjustments to the Company’s previously issued or prior years’ unissued financial statements, and related to revenue recognition, deferred income tax accounting, sales tax reserves, reserves for bad debts, inventory reserves, sale-leaseback accounting, balance sheet classification of preferred stock, and other matters.

Additional information regarding the aforementioned restatements and adjustments is contained in the 2019 Form 10-K, including in the Explanatory Note, Item 6, “Selected Financial Data,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Note 2, “Restatement of Consolidated Financial Statements” and Note 20, “Unaudited Quarterly Data” of the Notes to Consolidated Financial Statements in Item 8, and Item 9A, “Controls and Procedures”.

The Audit Committee has discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s former independent auditor, RSM US LLP, and current independent auditor, BDO USA LLP.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: October 9, 2019	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer